                                                                   Exhibit 10.38


                      ASSIGNMENT AND CONSENT OF SUBLEASE
                      ----------------------------------

        This Assignment and Consent of Sublease (this "Assignment"), dated as of
                                                       ----------
February 29, 2000, by and among reSOURCE PARTNER, INC. a Delaware corporation, as assignor ("Assigner), reSOURCE PARTNER ACQUISITION CORP, a Delaware
              -------
corporation, as assignee ("Assignee"), and BORDEN, INC. a New Jersey corporation
                           --------
("Borden"), as assignee ("Assignee"), and BORDEN, INC, a New Jersey corporation
  ------                  --------
("Borden").
  ------

        WHEREAS, Assignor is a party to a Sublease Agreement (the "Sublease"),
                                                                   --------
dated January 20, 1999, between Assignor, as subtenant, and Borden, as sublandlord, pursuant to which Borden subleased to Assignor certain portions of the 13th, 22nd,27th, 31st and 33rd floors of the building located at 180 East Broad Street, Columbus, Ohio (the "Building"); and
                                   --------
        WHEREAS, Assignor has heretofore vacated the portion of the premises located on the 27th floor of the Building, (the premises located on the 13th, 22nd, 31st and 33rd floors of the Building being hereinafter referred to as the "Subleased Premises"); and
 ------------------

       WHEREAS, Assignor and Assignee are parties to an Asset Purchase Agreement dated as of the date hereof, pursuant to which Assignor has agreed to sell, transfer and convey, and Assignee has agreed to purchase, certain assets of Assignor as more fully described therein; and

       WHEREAS, Assignor now desires to assign the Sublease to Assignee and Assignee desires to assume such Sublease from Assignor on the terms and conditions contained herein.

       NOW THEREFORE, in consideration of the foregoing Sublease Premises, Assignor and Assignee hereby agree as follows:

       Section 1.  Assignment Assignor hereby assigns to Assignee, and Assignee
                   ----------
herby assumes from and after the date of this Assignment, the Sublease and the rights and obligations thereunder, subject to the terms and conditions provided therein. Assignor and Assignee acknowledge and agree that the portion of the premises located on the 27th floor of the Building is not included in this Assignment.

       Section 2.  Governing Law. This Assignment shall be governed in
                   -------------
accordance with the laws of the State of Ohio.

      Section 3.  Consent and Representations. Borden hereby consents to the
                  --------------------------
foregoing Assignment and represents and warrants the following:

                  (a)  the Sublease attached hereto as Exhibit A and made a part
                                                       ---------
hereof is a true and correct copy of the Sublease,

        (b) the Sublease is valid and in full force and effect, enforceable in accordance with the terms thereof, and is binding on Borden and Assignor as parties thereto;


        (c) the current rental paid by Assignor for to Borden under the Sublease is an amount equal to One Million Three Hundred Sixty-One Thousand Five Hundred Ninety-Seven Dollars ($1,361,597) per annum (such amount, which shall increase pursuant to the terms of the Sublease; being referred to herein as the "Sublease Rent")

        (d) to Borden's knowledge, Assignor is current in the payment of Sublease Rent in monthly installments pursuant to the terms of the Sublease and no default by Assigner has occurred and is continuing thereunder;

        (e) as long as Assignee continues to pay to Borden an amount equal to the Sublease Rent in monthly installments pursuant to the terms of the Sublease, Assignee shall be permitted to remain in occupancy of the Subleased Premises for the conduct of Assignee's business; and

        (f) the consent of the landlord under the lease pursuant to which Border leases the Subleased Premises is not inquired for this Assignment.

    Section 4. Modification of Sublease. Borden, Assignor and Assignee hereby acknowledge and agree that the Sublease shall be modified as follows:

        (a) Borden hereby waives its right pursuant to the Sublease to require to vacate the Subleased Premises on nine (9) months written notice; and

        (b) the Sublease shall be terminable on the last day of my calendar month following the month in which Assignee gives notice to Assignor of election to terminate the Sublease; provided, however, that in the event Assignee decides to relocate its business outside of the Building, the Sublease, shall be terminable upon three (3) months' prior notice to Assignor.

    Section 5. Counterparts. This Assignment way be executed in several counterparts, each of each shall be deemed an original but all of which shall constitute one and the same agreement.



                                 [END OF TEXT]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date and year first above written.



                                    reSOURCE PARTNER, INC. Assignor


                                    By: /s/ James A.Kiyoe
                                        --------------------------------
                                          Name:  James A.Kiyoe
                                          Title: V.P. GC and Secretary


                                    reSOURCE PARTNER ACQUISITION CORP., Assignee


                                    By: /s/  Francis J. Alfano
                                        --------------------------------
                                          Name: Francis J. Alfano
                                          Title: President


                                    BORDEN,INC.


                                    By:  /s/ Ellen German Berndt
                                        --------------------------------
                                          Name:  Ellen German Berndt
                                          Title: Secretary

                                   Exhibit A
                                   ---------

                                 The Sublease
                                 ------------

                                 See Attached

                 TERMS OF SUBLEASE OF SPACE IN BORDEN BUILDING
                            reSOURCE PARTNER, INC.

Term:                 January 1, 1999 - August 31, 2003
Lease Payment: 1/1/99-12/31/99    $18.00/sq.ft. max. annually payable monthly in advance
               1/1/00-12/31/00    $19.00/sq.ft. max. annually payable monthly in advance
               1/1/01-12/31/01    $20.00/sq.ft. max. annually payable monthly in advance
               1/1/02-12/31/02    $21.00/sq.ft. max. annually payable monthly in advance
               1/1/03-8/31/03     $22.00/sq.ft. max. annually payable monthly in advance

Leased Premises:                  17,555 sq.ft on floor 13
                                  18,036 sq.ft on floor 22
                                     659 sq.ft on floor 27
                                  18,036 sq.ft on floor 31
                                  18,036 sq.ft on floor 33 Total sq. ft 72,322

Subleasing/Notice:                Subtenant may not sublet or assign any of its leased
                                  space without Borden's prior written consent. Subtenant
                                  will give Borden a 9-month written notice of its desire to vacate any or all of its leased premises. In the event
                                  Borden requires Subtenant to vacate any or all of its
                                  leased premises, Borden will also give a 9-month written
                                  notice

Building services                 The following services are included in the monthly lease
                                  amount
                                  o   electric
                                  o   food-service area
                                  o   health unit
                                  o   emergency floor coordinator program
                                  o   lobby receptionist services
                                  o   janitor and cleaning services
                                  o   standard maintenance & repair services of building
                                      related items (not to exceed $50.00)

                                   Additional services requested by Subtenant will be
                                   sourced and managed by Borden. Invoiced from these
                                   service providers will be reviewed as to correctness by
                                   Borden then forwarded to Subtenant for payment. Such
                                   invoices must be paid within 30 days.

Insurance:                         Subtenant must maintain general liability insurance
                                   coverage.